Exhibit 99.2

 Confidential – ReWalk Robotics 2023  ReWalk Robotics Acquisition of AlterG  Conference Call and Webcast  August 9, 2023

 Forward Looking Statements  This presentation contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, Section 27A of the U.S. Securities Act of 1933, and Section 21E of the U.S. Securities Exchange Act of 1934. All statements contained in this presentation other than statements of historical fact are forward-looking statements. Such forward-looking statements may include projections regarding ReWalk's future performance and, in some cases, may be identified by words like "anticipate," "assume," "believe," "continue," "could," "estimate," "expect," "intend," "may," "plan," "potential," "predict," "project," "future," "will," "should," "would," "seek,” “strategy,” “opportunity,” and similar terms or phrases. The forward-looking statements contained in this presentation are based on management's current expectations, which are subject to uncertainty, risks and changes in circumstances that are difficult to predict and many of which are outside of ReWalk's control. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors (1) conditions to the closing of the transaction may not be satisfied; (2) the transaction may involve unexpected costs, liabilities or delays; and (3) ReWalk and AlterG may be adversely affected by other economic, business, and/or competitive factors. Other important risk factors are more fully described in ReWalk’s periodic filings with the Securities and Exchange Commission (“SEC”), including the risk factors described in the section entitled "Risk Factors" in ReWalk's annual and quarterly reports that ReWalk files with the SEC.   In addition, this presentation contains estimates, projections and other information concerning market, industry and other data. ReWalk obtained this data from its own internal estimates and research and from academic and industry research, publications, surveys, and studies conducted by third parties, including governmental agencies. These data involve a number of assumptions and limitations, are subject to risks and uncertainties, and are subject to change based on various factors, including those discussed in ReWalk’s filings with the SEC. These and other factors could cause results to differ materially from those expressed in the estimates made by the independent parties and by ReWalk. While management believes such information is generally reliable, ReWalk has not independently verified any third-party information.  Forward-looking statements made in this presentation are based on a combination of facts and factors currently known to management and speak only as of the date hereof. Factors or events that could cause ReWalk's actual results to differ from the statements contained herein may emerge from time to time, and it is not possible for ReWalk to predict all of them. Except as required by law, ReWalk undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future developments or otherwise.  Confidential – ReWalk Robotics 2023

 Transaction Summary  Confidential – ReWalk Robotics 2023  A transformational step in our long-term strategy for growth from both our existing portfolio of products and from synergistic acquisitions

 Transaction Summary  Confidential – ReWalk Robotics 2023  Overview  Pro forma Impact  Financing  Timing  ReWalk Robotics has agreed to acquire AlterG for about $19 mil at closing plus potential earnout payments  AlterG is an innovator and provider of Anti-Gravity Systems for use in physical and neurological rehabilitation  Leadership and talent of both organizations after closing will be integrated together to form one platform for growth  The combined global sales organization will be led by Charles Remsberg, current CEO of AlterG  Closing anticipated to occur on August 11  Subject to the satisfaction of customary closing conditions by the parties  No regulatory approvals required  Transformation of future ReWalk financials – projected to accelerate path to profitability and positive cash flow  Creates combined company with trailing 12-month revenue of approximately $26 mil  Growth potential of commercial platform and expected synergies projected to drive the resulting business to non-GAAP profitability by 2026   The transaction will be financed entirely from cash on the balance sheet:  At closing: $19 mil adjusted for transaction expenses, working capital, indebtedness and cash on hand  Earnout payments: after the 1st and 2nd year anniversaries of the closing based on a percentage of the year-over-year increase in revenue attributable to the AlterG products  Post closing, the balance sheet of ReWalk expected to remain debt free  Note: Non-GAAP profitability defined as operating income excluding stock compensation expense and acquisition-related amortization.

 Expected to significantly enhance ReWalk’s position as a leader in innovative neurorehabilitation technologies that enable mobility and wellness  Key Attributes of Transaction  Confidential – ReWalk Robotics 2023  Strategy  Adds novel technology – Differential Air Pressure – with proven commercial success and potential for further applications and growth  Technology  Creates comprehensive commercial sales team focusing on clinics and hospitals,   as well as sales to individuals for use in the home  Scale  Opportunity for combined sales team to capitalize on market potential from CMS proposed rule to provide Medicare reimbursement for exoskeletons for home use  Execution

 Confidential – ReWalk Robotics 2023  AlterG: A Well-Established Leader in Rehabilitation Technology  Established  2005  Area of Specialty  Specializes in developing and marketing Anti-Gravity rehabilitation and training systems with the use of proprietary Differential Air Pressure technology for large and growing markets for physical and neurological rehabilitation  Total Revenue  $20 million in 2022  Installed base of approximately 6,000 units with about 4,000 customers worldwide  Revenue CAGR of 10% for the decade before the COVID disruption  Revenue Mix  Business Model  Target Customers – Hospitals, Clinics & Sports Medicine Centers  U.S. – Direct sell, Regional account managers  R.O.W. – Distributor network to over 40 countries  Employees  Over 50 employees (all in the U.S.)   Location  Corporate offices and manufacturing in Fremont, CA

Powerful and Complementary Combination

ReWalk Key Capabilities

- Field Sales for Home Use
- Marketing & Product Mgmt.
- Clinical / Training
- Regulatory / Quality
- Reimbursement / Access
- Operations / R&D
- Public Company Resources

ReWalk Exoskeleton



Anti-Gravity Systems



ReWalk™

ALTERG®

MyoCycle (Distributed)



ReStore Exo-suit



AlterG Key Capabilities

- Commercial Track Record of Growth
- Field Sales for Clinic Use
- Extensive Service Engineer Network
- Global Distributor Network
- Manufacturing / Sourcing
- Innovation / Product Development / IP

Creates a Market-Leading Platform for NeuroRehabilitation

7 Confidential – ReWalk Robotics 2023

ReWalk Robotics

 Combined Commercial Resources Are Significant  Confidential – ReWalk Robotics 2023  25+ professionals in sales and customer service  Distributor network to over 40 countries  Installed base of over 6,000 units at customers globally  25+ professionals in sales & marketing, clinical, and market access  Direct sales in U.S. and Germany  Installed base of over 600 units at customers globally  ReWalk  AlterG  Approximately 50% of the combined employee base focused on revenue generation

 Perpetuating Cycle of Lead Generation  Confidential – ReWalk Robotics 2023  Clinic Customers  Individual Customers  Traditional AlterG   lead generation  Traditional ReWalk lead generation  AlterG  System  MyoCycle Pro  ReStore  Exo-Suit  MyoCycle Home  Clinic Network for Patient Training  ReWalk Personal  Exoskeleton  Patient Referrals from Clinical Customers  Combined portfolio strengthens engagement with clinics, driving potential for more patient referrals and additional clinic opportunities

Growth and Greater Scale Lead to Profitability

- **Tailwinds Support Significant Growth Trajectory**
  - Potential for muti-year penetration of Medicare segment of exoskeleton market based on proposed CMS coverage
  - New Product Introductions (NPIs) expected to be driven by development projects nearing completion and market launch
  - Combined sales synergies of product portfolio
  - Anticipated ~8% annual growth in NeuroRehabilitation market
- **Scale Creates Leverage of Shared Resources**
  - Combined sales and marketing resources
  - Clinical / training team
  - Maintenance and repair network
  - Reimbursement / market access
  - General and administrative support functions


2023
2024
2025
2026

Notes: Non-GAAP operating profit defined as operating income excluding stock compensation expense and acquisition-related amortization.
Allied Health Neurorehabilitation Market Report: https://www.alliedmarketresearch.com/neurorehabilitation-market-A10461

Expected Positive non-GAAP Operating Profit and Free Cash Flow by 2026

10 Confidential – ReWalk Robotics 2023

Conclusions    Confidential – ReWalk Robotics 2023  Combination of ReWalk and AlterG is expected to be transformational for our customers and investors  Adds complementary, novel and innovative technology with significant untapped growth potential  Comprehensive commercial team with potential to capitalize on anticipated CMS opportunity  Builds potential for significant cross-sell revenue synergies with greater presence in clinics  Expected to establish revenue scale and fuel growth to accelerate path to profitability        